POWER OF ATTORNEY

      The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the
Registration Statement as to each Fund enumerated on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ David W. Burke            June 15, 1998
David W. Burke


/s/ Joseph S. DiMartino       June 15, 1998
Joseph S. DiMartino


/s/ Diane Dunst               June 15, 1998
Diane Dunst


/s/ Rosalind Jacobs           June 15, 1998
Rosalind Jacobs


/s/ Jay I. Meltzer            June 15, 1998
Jay I. Meltzer


/s/ Daniel Rose               June 15, 1998
Daniel Rose


/s/ Warren B. Rudman          June 15, 1998
Warren B. Rudman


/s/ Sander Vanocur            June 15, 1998
Sander Vanocur




                                 APPENDIX A

                    Dreyfus BASIC Money Market Fund, Inc
               Dreyfus BASIC U.S. Government Money Market Fund
             Dreyfus California Intermediate Municipal Bond Fund
            Dreyfus Connecticut Intermediate Municipal Bond Fund
           Dreyfus Massachusetts Intermediate Municipal Bond Fund
             Dreyfus New Jersey Intermediate Municipal Bond Fund
            Dreyfus Pennsylvania Intermediate Municipal Bond Fund
                     Dreyfus Premier Value Equity Funds
                 Dreyfus Strategic Governments Income, Inc.
                            Dreyfus Income Funds


                              POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Margartet W. Chambers, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement as to each Fund enumerated on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Marie E. Connolly         June 15, 1998
Marie E. Connolly




                                 APPENDIX A

                    Dreyfus BASIC Money Market Fund, Inc
               Dreyfus BASIC U.S. Government Money Market Fund
             Dreyfus California Intermediate Municipal Bond Fund
            Dreyfus Connecticut Intermediate Municipal Bond Fund
           Dreyfus Massachusetts Intermediate Municipal Bond Fund
             Dreyfus New Jersey Intermediate Municipal Bond Fund
            Dreyfus Pennsylvania Intermediate Municipal Bond Fund
                     Dreyfus Premier Value Equity Funds
                 Dreyfus Strategic Governments Income, Inc.
                            Dreyfus Income Funds